                                                                    Exhibit 10.1

                                SIXTH AMENDMENT

        SIXTH AMENDMENT, dated as of December 28, 200l (this "Sixth Amendment"),
                                                              ---------------
to the Credit and Guarantee Agreement, dated as of June 26, 1997 (the "Credit
                                                                       ------
Agreement"), among Bush Industries, Inc., a Delaware corporation (the
---------
"Company"), each Foreign Subsidiary Borrower (as defined in the Credit
 -------
Agreement) (together with the Company, the "Borrowers"), the several banks and
                                            ---------
other financial institutions from time to time parties thereto (the "Lenders")
                                                                     -------
and JPMorgan Chase Bank, as administrative agent for the Lenders (in such capacity, the "Administrative Agent"), as amended by a First Amendment, dated as
               --------------------
of August 17, 1998, among the Borrowers, the Lenders and the Administrative Agent, a Second Amendment, dated as of December 31, 1998, among the Borrowers, the Lenders and the Administrative Agent, a Third Amendment and Consent, dated as of March 31, 1999, among the Borrowers, the Lenders and the Administrative Agent, a Fourth Amendment, dated as of February 29, 2000, among the Borrowers, the Lenders and the Administrative Agent, and a Fifth Amendment, dated as of May 2, 2000, among the Borrowers, the Lenders and the Administrative Agent.

                             W I T N E S S E T H:
                             - - - - - - - - - -

         WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrowers; and

         WHEREAS, the Borrowers have requested, and, upon this Sixth Amendment becoming effective, the Lenders have agreed, that certain provisions of the Credit Agreement be amended in the manner provided for in this Sixth Amendment;

         NOW, THEREFORE, the parties hereto hereby agree as follows:

         I.   Defined Terms. Terms defined in the Credit Agreement and used
              -------------
herein shall have the meanings given to them in the Credit Agreement.

         II.  Amendments to Credit Agreement.
              ------------------------------

         1.   Amendments to Subsection 1.1; Additional Definitions. Subsection
              ----------------------------------------------------
1.1 of the Credit Agreement is hereby amended by adding thereto the following definition in their appropriate alphabetical order:

              "Collateral": all property of the Credit Parties, now owned or hereafter acquired, upon which a Lien is purported to be created by any Security Document.

              "Collateral Agreement": the Collateral Agreement, dated as of
               --------------------
         December 28, 2001, made by the Company and its Domestic Subsidiaries in favor of the Administrative Agent for the benefit of the Lenders, as the same may be amended, supplemented or otherwise modified from time to time.

              "Collateral Agreement Supplement": a supplement to the Collateral
               -------------------------------
         Agreement, substantially in the form of Annex A to the Collateral Agreement, whereby a Domestic Subsidiary becomes a "Grantor" under the Collateral Agreement.

              "Qualified Receivables Transaction": any transaction or series
               ---------------------------------
         of transactions that, upon 5 Business Days' prior written notice to the Administrative Agent (provided that no such notice shall be required with respect to such transactions entered into by any Foreign Subsidiary), may be entered into by the Company or any of its Subsidiaries with any other Person pursuant to which the Company or any of its Subsidiaries may sell, convey or otherwise transfer to such Person, or may grant a security interest in, any accounts receivable (whether now existing or arising in the future) of the Company or any of its Subsidiaries, and any assets related thereto including, without limitation, all collateral securing such accounts receivable, all contracts and all guarantees or other obligations in respect of such accounts receivable and the proceeds of such receivables.

              "Sixth Amendment Effective Date": December 28, 200l.
               ------------------------------

         2.   Amendment to Subsection 1.1: Definition of "Applicable Margin".
              --------------------------------------------------------------
The definition of "Applicable Margin" contained in Subsection 1.1 of the Credit Agreement is hereby amended by deleting subsection (d) of such definition in its entirety and substituting in lieu thereof the following:

                    (d) for each day from and after the Sixth Amendment Effective Date until the Adjustment Date occurring after the delivery of financial statements for the fiscal period ending December 29, 200l pursuant to subsection 9.1(a), the Applicable Margin shall be 2.75% per annum.

         3.   Amendment to Subsection 1.1; Definition of "Commitment Fee Rate".
              ----------------------------------------------------------------
The definition of "Commitment Fee Rate" contained in Subsection 1.1 of the Credit Agreement is hereby amended by deleting subsection (d) of such definition in its entirety and substituting in lieu thereof the following:

                    (d) for each day from and after the Sixth Amendment Effective Date until the Adjustment Date occurring after the delivery of financial statements for the fiscal period ending December 29, 200l pursuant to subsection 9.1(a), the Commitment Fee Rate shall be .45% per annum.

         4.   Amendment to Subsection 1.1; Definition of "Consolidated EBITDA".
              ----------------------------------------------------------------
The definition of "Consolidated EBITDA" contained in Subsection 1.1 of the Credit Agreement is hereby amended by deleting the period from the end of such definition and substituting in lieu thereof the following:

              provided, however, that in any computation of Consolidated EBITDA,
              --------  -------
              the following items shall be disregarded: (i) non-cash charges deducted in determining Consolidated Net Income for the fourth quarter of the Company's 2001 fiscal year that are associated with a writedown of inventory in an aggregate amount not to exceed $8,000,000, (ii) non-cash charges deducted in determining Consolidated Net Income for any period due to impairments recorded in accordance with the Financial Accounting Standards Board's Statement of Financial Accounting Standards No. 121 and 142, (iii) other non-cash charges deducted in determining Consolidated Net Income for any period that are associated with a writedown of intangible assets in an aggregate amount not to exceed $5,000,000 and (iv) any extraordinary or non-recurring non-cash gains that are included in determining Consolidated Net Income.

         5.   Amendment to Subsection 1.1; Definition of "Consolidated Net
              ------------------------------------------------------------
Worth". The definition of "Consolidated Net Worth" contained in Subsection 1.1
-----
of the Credit Agreement is hereby amended by deleting such definition in its entirety and substituting in lieu thereof the following:

              "Consolidated Net Worth": at any date, stockholders equity of the
              ------------------------
         Company and its Subsidiaries on a consolidated basis as at such date, determined in accordance with GAAP, adjusted to exclude (a) non-cash charges due to impairments recorded in accordance with the Financial Accounting Standards Board's Statement of Financial Accounting Standards No. 121 and 142 and (b) other non-cash charges that are associated with a writedown of intangible assets in an aggregate amount not to exceed $5,000,000, in each case except to the extent that cash payments are made in respect of such non-cash charges whether such cash payments are made during the period in which such charges are recorded or in any subsequent period.

         6.   Amendment to Subsection 1.1; Definition of "Revolving Credit
              ------------------------------------------------------------
Termination Date". The definition of "Revolving Credit Termination Date"
-----------------
contained in Subsection 1.1 of the Credit Agreement is hereby amended by deleting such definition in its entirety and substituting in lieu thereof the following:

              "Revolving Credit Termination Date": June 30, 2004.
               ---------------------------------

         7.   Amendment to Subsection 1.1; Definition of "Security Documents".
              ---------------------------------------------------------------
The definition of "Security Documents" contained in Subsection 1.1 of the Credit Agreement is hereby amended by deleting such definition in its entirety and substituting in lieu thereof the following:

              "Security Documents": the collective reference to the Pledge
               ------------------
         Agreement, the Domestic Subsidiary Guarantee, the Foreign Subsidiary Guarantees and the Collateral Agreement and any security document or similar agreement that may be delivered to the Administrative Agent as collateral security for any or all of the Obligations, in each case as amended, supplemented or otherwise modified from time to time.

         8.   Amendment to Subsection 9.9; Additional Collateral; Further
              -----------------------------------------------------------
Assurances. Subsection 9.9 of the Credit Agreement is hereby amended by deleting
----------
clause (a) of said subsection in its entirety and substituting in lieu thereof the following:

                    (a) With respect to any Person that, subsequent to the
              Closing Date, becomes a Domestic Subsidiary, promptly upon the request of the Administrative Agent: (i) execute and deliver to the Administrative Agent, for the benefit of the Lenders, a new pledge agreement or such amendments to the relevant Pledge

          Agreement as the Administrative Agent shall deem necessary or advisable to grant to the Administrative Agent, for the benefit of the Lenders, a Lien on the Capital Stock of such Subsidiary which is owned by the Company or any of its Subsidiaries, (ii) deliver to the Administrative Agent the certificates representing such Capital Stock, together with undated stock powers executed and delivered in blank by a duly authorized officer of the Company or such Subsidiary, as the case may be, (iii) execute and deliver to the Administrative Agent, for the benefit of the Lenders, a Domestic Subsidiary Guarantee Supplement, (iv) execute and deliver to the Administrative Agent, for the benefit of the Lenders, a Collateral Agreement Supplement, and (v) if requested by the Administrative Agent, deliver to the Administrative Agent legal opinions relating to the matters described in clauses (i), (ii), (iii) and (iv) immediately preceding, which opinions shall be in form and substance, and from counsel, reasonably satisfactory to the Administrative Agent.

     9.   Amendment to Subsection 10.1; Consolidated Cash Flow Coverage Ratio.
          -------------------------------------------------------------------
Subsection 10.1 of the Credit Agreement is hereby amended by deleting said subsection in its entirety and substituting in lieu thereof the following:

               10.1 Consolidated Cash Flow Coverage Ratio. Permit the
                    -------------------------------------
          Consolidated Cash Flow Coverage Ratio for any period of an aggregate of four consecutive fiscal quarters of the Borrower ending with any fiscal quarter set forth below to be less than the ratio set forth below opposite such fiscal quarter:

                                                          Consolidated
                                                          Cash Flow
            Consolidated Fiscal Quarter                   Coverage Ratio
            ---------------------------                   --------------

            September 30, 2001 through                    3.75 to 1.00
             and including December 29, 200l

            December 30, 2001 through                     3.50 to 1.00
             and including June 29, 2002

            June 30, 2002 through                         3.75 to 1.00
             and including September 28, 2002

            September 29, 2002 and thereafter             4.00 to 1.00

     10.  Amendment to Subsection 10.2; Consolidated Leverage Ratio. Subsection
          ---------------------------------------------------------
10.2 of the Credit Agreement is hereby amended by deleting said subsection in its entirety and substituting in lieu thereof the following:

              10.2  Consolidated Leverage Ratio. Permit the Consolidated
                    ---------------------------
          Leverage Ratio as at the last day of any fiscal quarter set forth below to exceed the ratio set forth below opposite such fiscal quarter:

                                                    Consolidated
           Consolidated Fiscal Quarter              Leverage Ratio
           ---------------------------              --------------

           September 30, 2001 through                4.00 to 1.00
            and including December 29, 2001

           December 30, 2001 through                 4.25 to 1.00
            and including June 29, 2002

           June 30, 2002 through                     4.00 to 1.00
            and including September 28, 2002

           September 29, 2002 through                3.50 to 1.00
            and including December 28, 2002

           December 29, 2002 and thereafter          3.00 to 1.00

     11.  Amendment to Subsection 10.3; Maintenance of Consolidated Net Worth.
          -------------------------------------------------------------------
Subsection 10.3 of the Credit Agreement is hereby amended by deleting said subsection in its entirety and substituting in lieu thereof the following:

              10.3  Maintenance of Consolidated Net Worth. Permit Consolidated
                    -------------------------------------
          Net Worth at any time to be less than $125,000,000 plus 50% of Consolidated Net Income for each fiscal quarter for which Consolidated Net Income is a positive number ended between March 30, 2002 and the date of such determination.

     12.  Amendment to Subsection 10.5; Limitation on Liens. Subsection 10.5 of
          -------------------------------------------------
the Credit Agreement is hereby amended by (i) deleting "and" from the end of clause (k) thereof, (ii) deleting the period from the end of clause (1) thereof and substituting in lieu thereof "; and" and (iii) adding the following clause
(m) thereto:

              (m) Liens on assets incurred in connection with a Qualified Receivables Transaction.

     13.  Amendment to Subsection 10.8; Limitation on Sale of Assets. Subsection
          ----------------------------------------------------------
10.8 of the Credit Agreement is hereby amended by (i) deleting "and" from the end of clause (d) thereof, (ii) adding "and" to the end of clause (e) thereof and (iii) adding the following clause (f) thereto:

               (f) sales of accounts receivable and related assets or an interest therein of the type specified in the definition of "Qualified Receivables Transaction" made in connection with a Qualified Receivables Transaction.

     14.  Amendment to Subsection 10.9; Limitation on Dividends. Subsection 10.9
          -----------------------------------------------------
of the Credit Agreement is hereby amended by deleting clause (c) thereof in its entirety and substituting in lieu thereof the following:

               (c) the Company may from time to time declare and pay cash dividends on its common stock, if on the date of such payment or immediately thereafter and after giving effect thereto, no Event of Default or Default shall exist, provided, however, that no such
                                          --------  -------
          dividend shall be declared or paid pursuant to this clause (c) if the Consolidated Leverage Ratio as determined from the financial statements and compliance certificate relating to the most recently ending fiscal period delivered pursuant to subsection 9.1(a) and 9.2(b) is greater than 4.00 to 1.00;

     15.  Amendment to Subsection 10.10; Limitation on Capital Expenditures.
          -----------------------------------------------------------------
Subsection 10.10 of the Credit Agreement is hereby amended by deleting said subsection in its entirety and substituting in lieu thereof the following:

               10.10  Limitation on Capital Expenditures. Make or commit to make
                      ----------------------------------
          any expenditure in respect of the purchase or other acquisition of fixed or capital assets (excluding any such asset acquired in connection with normal replacement and maintenance programs properly charged to current operations) except for expenditures in the ordinary course of business not exceeding, in the aggregate for the Company and its Subsidiaries during any fiscal year of the Company, $15,000,000.

     16.  Amendment to Subsection 14.1; Amendments and Waivers. Subsection 14.1
(a)(B) of the Credit Agreement is hereby amended by deleting the reference to "Pledged Stock" contained therein and substituting in lieu thereof "Collateral"

     17.  Amendment to Annex I. Annex I of the Credit Agreement is hereby
          --------------------
amended by deleting said Annex in its entirety and substituting in lieu thereof a new Annex I in the form of Annex I to this Sixth Amendment.

     18.  Amendment to Schedule I. Schedule I of the Credit Agreement is hereby
          -----------------------
amended by deleting said Schedule in its entirety and substituting in lieu thereof a new Schedule I in the form of Schedule I to this Sixth Amendment.

     III. Conditions to Effectiveness. This Sixth Amendment shall become
          ---------------------------
effective on the date on which (a) the Company, the Foreign Subsidiary Borrowers and the Lenders shall have executed and delivered to the Administrative Agent this Sixth Amendment; (b) the

Administrative Agent shall have received counterparts of a Collateral Agreement, duly executed and delivered by the Company and each Domestic Subsidiary, in a form reasonably satisfactory to the Administrative Agent and the Company; (c) the Administrative Agent shall have received the results of a recent lien search in each of the jurisdictions where Collateral (as defined in the Collateral Agreement) of the Company or its Domestic Subsidiaries is located, and such search shall not have revealed any liens on any of the Collateral of the Company or such Domestic Subsidiaries except for liens permitted by Subsection 10.5 of the Credit Agreement or discharged on or prior to such date pursuant to documentation satisfactory to the Administrative Agent; (d) each document (including any Uniform Commercial Code financing statement) required by the Security Documents or under law or reasonably requested by the Administrative Agent to be filed, registered or recorded in order to create in favor of the Administrative Agent, for the benefit of the Lenders, a perfected Lien on the Collateral described therein, prior and superior in right to any other Person (other than with respect to Liens expressly permitted by Subsection 10.5 of the Credit Agreement) shall be in proper form for filing, registration or recordation; (e) the Administrative Agent shall have received, for the account of each Lender, a fee in the amount set forth in Annex A hereto as the Sixth Amendment Fee for such Lender, (f) the Administrative Agent shall have received a certified copy of resolutions of the Board of Directors of the Company and each Domestic Subsidiary authorizing this Sixth Amendment and the Collateral Agreement; and (g) the Administrative Agent shall have received a satisfactory written legal opinion of counsel to the Company and its Domestic Subsidiaries covering such matters with respect to this Sixth Amendment and the Collateral Agreement as the Administrative Agent shall reasonably request.

         IV.   Representations and Warranties. The representations and
               ------------------------------
warranties made by the Borrowers in the Loan Documents are true and correct in all material respects on and as of the Sixth Amendment Effective Date, before and after giving effect to the effectiveness of this Sixth Amendment, as if made on and as of the Sixth Amendment Effective Date.

         V.    Payment of Expenses. The Company agrees to pay or reimburse the
               -------------------
Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Sixth Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

         VI.   No Other Amendments; Confirmation. Except as expressly amended,
               ---------------------------------
modified and supplemented hereby, the provisions of the Credit Agreement and the Notes are and shall remain in full force and effect.

         VII.  Governing Law: Counterparts. (a) This Sixth Amendment and the
               ---------------------------
rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

         (b) This Sixth Amendment may be executed by one or more of the parties to this Sixth Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Sixth Amendment signed by all the parties shall be lodged with the Company and the Administrative Agent. This Sixth Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

          IN WITNESS WHEREOF, the parties hereto have caused this Sixth Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                               BUSH INDUSTRIES, INC.

                               By: /s/
                                   -------------------------------
                               Title:

                               ROHR-BUSH GMBH & CO.,
                               as a Foreign Subsidiary Borrower

                               By: /s/
                                   -------------------------------
                               Title:

                               BUSH VIOTECHNIK GMBH,
                               as a Foreign Subsidiary Borrower

                               By: /s/
                                   -------------------------------
                               Title:

                               JPMORGAN CHASE BANK,
                               as Administrative Agent
                               and a Lender

                               By: /s/
                                   -------------------------------
                               Title:

                                          FIRST UNION NATIONAL BANK

                                          By: /s/
                                              --------------------------------
                                          Title:

                                          PNC BANK, NATIONAL ASSOCIATION

                                          By: /s/
                                              --------------------------------
                                          Title:

                                          NATIONAL CITY BANK OF PENNSYLVANIA

                                          By: /s/
                                              --------------------------------
                                          Title:

                                          HSBC BANK USA

                                          By: /s/
                                              --------------------------------
                                          Title:

                                          FLEET NATIONAL BANK

                                          By: /s/
                                              --------------------------------
                                          Title:

                                          CITIZENS BANK OF PENNSYLVANIA

                                          By: /s/
                                              --------------------------------
                                          Title:

                                                                         Annex I

                                 Pricing Grid
                                 ------------
----------------------------------------------------------------------------
       Consolidated              Applicable                  Commitment
      Leverage Ratio               Margin                     Fee Rate
      --------------               ------                     --------
----------------------------------------------------------------------------
       * 4.00 to 1.00              3.50%                       .75%
----------------------------------------------------------------------------
       * 3.75 to 1.00              3.00%                       .50%
    but ** 4.00 to 1.00
----------------------------------------------------------------------------
       * 3.50 to 1.00              2.75%                       .45%
    but ** 3.75 to 1.00
----------------------------------------------------------------------------
       * 3.25 to 1.00              2.50%                       .40%
    but ** 3.50 to 1.00
----------------------------------------------------------------------------
       * 3.00 to 1.00              2.25%                       .35%
    but ** 3.25 to 1.00
----------------------------------------------------------------------------
       * 2.75 to 1.00              2.00%                       .30%
    but ** 3.00 to 1.00
----------------------------------------------------------------------------
       * 2.50 to 1.00              1.75%                       .25%
    but ** 2.75 to 1.00
----------------------------------------------------------------------------
       ** 2.50 to 1.00             1.50%                       .20%
----------------------------------------------------------------------------

* denotes more than
** denotes less than equal to

                                                                      SCHEDULE I
                                                                      ----------

                            COMMITMENTS; ADDRESSES

A.   Revolving Credit Commitment

       ====================================================================
             Lender                           Revolving Credit Commitment
       --------------------------------------------------------------------
       JPMorgan Chase Bank                                    $  40,000,000
       --------------------------------------------------------------------
       Citizens Bank of Pennsylvania                          $  36,000,000
       --------------------------------------------------------------------
       HSBC Bank USA                                          $  22,000,000
       --------------------------------------------------------------------
       Fleet National Bank                                    $  22,000,000
       --------------------------------------------------------------------
       First Union National Bank                              $  20,000,000
       --------------------------------------------------------------------
       National City Bank of Pennsylvania                     $  18,000,000
       --------------------------------------------------------------------
       PNC Bank, National Association                         $  15,000,000
       ====================================================================

B.     Addresses for Notices
       ---------------------

Citizens Bank of Pennsylvania
1128 State Street
Erie, PA 16501
Attn: Edward J. Kloecker, Jr.
Telephone: 814-453-7233
Telecopy: 814-453-7275

First Union National Bank
NC 0737
301 South College Street
Charlotte, NC 28288-0747
Attn: David Silander
Telephone: 704-383-5124
Telecopy: 704-374-4793

PNC Bank, National Association
Corporate Banking
Ninth and State Streets
Box 8480
Erie, PA 16553
Attn: James F. Stevenson
Telephone: 814-871-9383
Telecopy: 814-871-9432

National City Bank of Pennsylvania
801 State Street
Erie, PA 16501
Attn: William A. Feldmann
Telephone: 814-871-1337
Telecopy: 814-455-5495

HSBC Bank USA
One HSBC Center
Buffalo, NY 14203
Attn: Ted Oexle
Telephone: 716-841-5038
Telecopy: 716-855-0384

Fleet National Bank
10 Fountain Plaza
Buffalo, NY 14202
Attn: Andrew M. Constantino
Telephone: 716-847-4257
Telecopy: 716-847-4491

                                                                         ANNEX A
                                                                         -------

                              SIXTH AMENDMENT FEE

       ==================================================================
          Lender                             Sixth Amendment Fee
       ------------------------------------------------------------------
       JPMorgan Chase Bank                                      $ 100,000
       ------------------------------------------------------------------
       Citizens Bank of Pennsylvania                            $  90,000
       ------------------------------------------------------------------
       HSBC Bank USA                                            $  55,000
       ------------------------------------------------------------------
       Fleet National Bank                                      $  55,000
       ------------------------------------------------------------------
       First Union National Bank                                $  50,000
       ------------------------------------------------------------------
       National City Bank of Pennsylvania                       $  45,000
       ------------------------------------------------------------------
       PNC Bank, National Association                           $  37,500
       ==================================================================